UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 13, 2015

SUBURBAN PROPANE PARTNERS, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

1-14222	22-3410353
(Commission File Number)	(IRS Employer Identification No.)

240 Route 10 West, Whippany, New Jersey	07981
(Address of Principal Executive Offices)	(Zip Code)

(973) 887-5300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At their Tri-Annual Meeting on May 13, 2015, the common unitholders of Suburban Propane Partners, L.P. (the “Partnership”) approved the authorization of an additional 1,200,000 common units of the Partnership to be available for grant pursuant to the Partnership’s 2009 Restricted Unit Plan (the “Plan”).

The foregoing summary description of the Plan is qualified in its entirety by the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

10.1	2009 Restricted Unit Plan of Suburban Propane Partners, L.P., as amended on May 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.

By:	/s/ PAUL ABEL
Name:	Paul Abel
Title:	Senior Vice President, General Counsel & Secretary

Date: May 14, 2015

EXHIBITS

10.1	2009 Restricted Unit Plan of Suburban Propane Partners, L.P., as amended on May 13, 2015